UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   January 13, 2020

______________

INTERUPS INC.

(Exact name of registrant as specified in its charter)

______________

Nevada	333-182956	48-1308920
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

90 STATE STREET, SUITE 700, OFFICE 40, ALBANY, NY 12207

(Address of Principal Executive Office) (Zip Code)

(929) 376-9679

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01—OTHER EVENTS.

Registrant identified Lavasa Corporation Limited (“LCL” or “Lavasa”) as a potential acquisition target (“Target”) for developing and managing Hill City “Lavasa” located in Maharashtra India spread across 18 villages in the district of Pune.  Registrant intends to develop Lavasa, with 10,400 acres of largely contiguous land available, into an integrated Township positioning the city as a major hub for Education, Event Management, Creative Arts, Media & Entertainment, Sports, and Medical Tourism cum HealthCare. Several infrastructure assets have already been completed. To enlist a few – the Dasve dam, water treatment plant, sewage treatment plant and collection network, hazardous waste handling facility, centralized gas bank, water distribution network and reservoir, helipad and municipality management.

Registrant intends to acquire the target through a specific purpose registered Indian Infrastructure Investment Trust.

To brief on the company, currently Lavasa is undergoing Corporate Insolvency Resolution Process (CIRP) under Section 9 of the Insolvency & Bankruptcy Code 2016 of India. National Company Law Tribunal (NCLT) has appointed Mr. Shailesh Verma as the Resolution Professional (RP) for LCL.

Under CIRP process, LCL owes around 61.68 Billion Indian Rupees (US $ 873 Million) and it may change depending on transaction closure.

Registrant submitted Expression of Interest (EOI) to the Committee of Creditors on the 6th of January 2020 and the Resolution Professional responded back on the 9th extending certain undertaking forms to be executed by the Registrant for gaining access to the Data Room (VDR) and begin Due Diligence Process.

The Registrant shall be appointing JLL India & Cushman & Wakefield Chennai for conducting Asset Due Diligence and valuation analysis for Registrant to participate in the bid. Registrant may also jointly venture with a major Indian Realty Developer once NCLT accepts Registrant’s EOI

To explain the transaction flow, Registrant shall coordinate with intermediaries in structuring the investment flow, initiate Indian InvIT/REIT Registration formalities with the Securities Exchange Board of India (SEBI), lead the InvIT/REIT towards IPO, tax efficiently frame work the asset holding and finally help in listing procedures.

Registrant is organizing IREEM (“India Real Estate Equity Management”) as specific purpose Private REIT/Investment Structure across the globe in USA, Switzerland, UAE, Singapore and Malaysia to fund investments into India for an all equity buyout of Lavasa with stocks to be held into the Registered Indian Infrastructure Investment Trust (InvIT).

Deal Value including Registration Charges, Stamp Duty, Service Fee Payments and Compensation payable to the Project Manager is estimated to be around $360-450 Million for an all equity buyout and Registrant is further assuming that it will need to spend an additional $90 Million to $150 Million towards maintenance improvements and working capital.

Replacement Value of the Assets (InvIT IPO Valuation)

$1 Billion (Indian Rupees 70.0 Billion)

Registrant shall be the core sponsor participant to the InvIT along with an identified Local Developer of high repute. Transaction is expected to fetch $45 Million to $60 Million (non-guaranteed) to the Registrant.

Expected Closure.

(a)

NCLT next hearing date: 20th January 2020.

(b)

If NCLT accepts Registrant to participate in the bid,

(1) Initial 10% within such time that NCLT stipulates but subject to successful due diligence, and (2) final payout within such time from the first pay out date as NCLT directs.

THERE IS NO GUARANTEE THAT THE TRANSACTION WILL CONSUMMATE AT ALL IF THE DUE DILIGENCE FAILS FOR ANY REASON. THERE IS NO GUARANTEE THAT THE REGISTRANT WILL BE ABLE TO SUCCESSFULLY ARRANGE MONIES AND CARRY THE TRANSACTIONS THROUGH CLOSURE. THERE IS NO GUARANTEE THAT REGISTRANT WILL BE EARNING THE ANTICIPATED INCOME EVEN IF TRANSACTION CLOSES SUCCESSFULLY.

THERE IS NO GUARANTEE THAT NCLT WILL ACCEPT REGISTRANT’S EXPRESSION OF INTEREST (EOI) AND PERMITS REGISTRANT TO BID FOR LAVASA.

THERE IS NO GUARANTEE THAT SERVICE PROVIDERS WILL BE ABLE TO EFFICIENTLY STRUCTURE THE TRANSACTION.

SECURITIES EXCHANGE BOARD OF INDIA MAY NOT APPROVE REGISTRATION OF REIT/INVIT.

NEED MAY ARISE FOR PRIVATE REIT IN THE USA TO BE REGISTERED WITH SEC IN WHICH CASE THE TRANSACTIONS MAY TURN MORE COMPLEX AND TIME CONSUMING TO HANDLE, FORCING INVESTORS AND/OR TARGET ACQUISITIONS TO WALK AWAY FROM THE TRANSACTION.

FAILURE TO PARTICIPATE IN THE BID, CONCLUSION OF THE TRANSACTION OR SHORTFALL IN ANTICIPATED INCOME AND INEFFICIENT STRUCTURE ADVISED SHALL MEAN LOSS OF TIME, MONEY, RESOURCES AND OPPORTUNITY INVESTMENT LOSS, VALUE AND INCOME THAT THE REGISTRANT OTHERWISE WOULD GAIN IF IT PURSUES SOME OTHER TRANSACTIONS.  IT WOULD ALSO MEAN COMPLETE LOSS OF CAPITAL, INCOME AND OTHER OPPORTUNITY EARNINGS FOR THE INVESTORS.

ANY BUSINESS WILL BE SUBJECT TO RISKS AND THOUGH THE REGISTRANT MAY INTEND TO FORESEE ALL SUCH RISKS FOR MITIGATION, THERE IS A POSSIBILITY THAT CERTAIN RISKS MAY ESCAPE FORESIGHT IN THE CONDUCT OF THE TRANSACTION NOTIFIED THROUGH THIS FILING.

There may be material, seen/foreseen/unseen, listed/unlisted business, management, operations, geographic, economic, financial, legal, technical and other risks associated with the assets and the conduct of business itself even if the Registrant follows enough care in mitigating such risks for conclusion of transaction. Registrant and its affiliates, customers, investors, vendors and any other persons associated with the Registrant including common shareholders and public in interest may have server impact due to the effects that these risks may influence upon the Registrant in its conduct and operations.

FORWARD LOOKING STATEMENTS

This Report on Form 8-K includes both historical and forward-looking statements, which includes information relating to future events, future financial performance, strategies, expectations, competitive environment and regulations. Words such as “may,” “shall”, “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “intends,” “intending”, “contemplating”, “plans,” “believes,” “estimates,” “hopefully” and similar expressions, as well as statements in future tense, present and past continuing, identify forward-looking statements. Such statements are intended to operate as “forward-looking statements” of the kind permitted by the Private Securities Litigation Reform Act of 1995, incorporated in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). That legislation protects such predictive statements by creating a “safe harbor” from liability in the event that a particular prediction does not turn out as anticipated. Forward-looking statements should not be read as a guarantee of future performance or results and will probably not be accurate indications of when such performance or results will be achieved. Forward-looking statements are based on information we have when those statements are made, or on our management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements.

The inclusion of the forward-looking statements should not be regarded as a representation by us, or any other person, that such forward-looking statements will be achieved. You should be aware that any forward-looking statement made by us in this Report on Form 8-K, or elsewhere, speaks only as of the date on which we make it. We undertake no duty to update any of the forward-looking statements, whether as a result of new information, future events or otherwise. In light of the foregoing, readers are cautioned not to place undue reliance on the forward-looking statements contained in this Report on Form 8-K.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

10.1	Times of India News Release on Interups Inc’s Expression of Interest in Lavasa

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERUPS INC.

January 13, 2020	By	/s/Laxmi Prasad
Laxmi Prasad, Chairman